THE ALGER
       AMERICAN FUND

A POOLED FUNDING VEHICLE FOR:
O VARIABLE ANNUITY CONTRACTS                       1 WORLD TRADE CENTER
O VARIABLE LIFE INSURANCE POLICIES                 SUITE 9333
O QUALIFIED PENSION PLANS                          NEW YORK, NY 10048
O QUALIFIED RETIREMENT PLANS                       1-800-992-3863

                                   PROSPECTUS
                                  MAY 1, 1999

                       ALGER AMERICAN BALANCED PORTFOLIO

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENT AGENCY.

                                           THE ALGER
                                       AMERICAN FUND

                   ALGER AMERICAN BALANCED PORTFOLIO

                                          PROSPECTUS
                                         MAY 1, 1999

     TABLE OF CONTENTS
--------------------------------------------------------------------------------

     2 ......... Risk/Return Summary: Investments,
                 Risks & Performance

     3 ......... Fees and Expenses

     4 ......... Management & Organization

     4 ......... Shareholder Information
                 Distributor ......................................... 4
                 Transfer Agent ...................................... 4
                 Purchasing and Redeeming Fund Shares ................ 5

     6 ......... Financial Highlights

     Back Cover: How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND-ALGER
AMERICAN BALANCED PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS &
PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

The equity portion of the portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

|_| High Unit Volume Growth

    Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

|_| Positive Life Cycle Change

    Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or if not rated, which are determined by the Fund's Manager to be of comparable quality. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.

[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Furthermore, the returns of a fund concentrating on "growth" stocks tend to vary more widely over time than those of funds that focus on "value" stocks; prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the equity portion of the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The fixed-income portion of the portfolio is subject to additional risks, including fixed income securities' sensitivity to interest rate movements and the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions. The Average Annual Total Return Table beneath it compares the portfolio's performance over several periods with that of a broad measure of market performance. The annual returns assume reinvestment of dividends and distributions. Remember that the portfolio's performance in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

|_| S&P 500 Index(r): An index of large company common stocks considered to be representative of the U.S. stock market in general.

|_| Lehman Brothers Government/Corporate Bond Index(r): An index designed to track performance of government and corporate bonds.

ALGER AMERICAN BALANCED PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)

[The following table represents a bar chart in the original.]

1990   6.53
1991   4.70
1992   9.48
1993   7.79
1994  -4.27
1995  28.62
1996  10.17
1997  19.82
1998  31.51

Best Quarter:   16.94%    Q4      1998
Worst Quarter:  -5.70%    Q1      1994

Average Annual Total Return as of December 31, 1998

                                                       Since
                                                      Inception
                               1 Year     5 Years     (9/5/89)
---------------------------------------------------------------
Alger American
    Balanced                   31.51%      16.41%      12.05%
S&P 500 Index(r)               28.58%      24.06%      17.44%
Lehman Brothers Gov't/
  Corp Bond Index(r)            9.46%       7.30%       8.94%

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold shares of the portfolio.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
from Fund assets)


                   SHAREHOLDER FEES
                   (fees paid directly                                                            TOTAL ANNUAL FUND
                   from your investment)   Management Fees   Distribution Fees   Other Expenses   OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN            None                   .75%               None              .17%               .92%
BALANCED
PORTFOLIO

--------------------------------------------------------------------------------

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                      1 Year  3 Years 5 Years  10 Years
--------------------------------------------------------------------------------
ALGER AMERICAN          $94     $293    $509    $1,131
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/98) $6.64 billion in mutual fund assets as well as $3.95 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at the annual rate based on a percentage of average daily net assets of .75%.

PORTFOLIO MANAGERS

David Alger, Ron Tartaro and Steve Thumm are the individuals responsible for the day-to-day management of the portfolio's investments. Mr. Alger, a manager of the portfolio since its inception, has been employed by the Manager as Executive Vice President and Director of Research since 1971, and as President since 1995. Mr. Tartaro has been employed by the Manager since 1990, as a senior research analyst until 1995 and as a Senior Vice President and co-manager since 1995. Mr. Thumm has been employed by the Manager as a fixed income analyst since 1991.

YEAR 2000

The Fund's Manager and Distributor (Fred Alger & Company, Incorporated) have advised the Fund that they are implementing a Year 2000 plan to address any issues arising from computer systems' potentially erroneous reading of dates in the year 2000. Specifically, they are in the process of confirming that the Fund's service providers are resolving any Year 2000 issues as the millennium approaches. While there can be no assurance that there will be no impairment of services at that time, currently, it is not anticipated that shareholders' investments in the Fund will be impacted negatively as a result of the Fund's Year 2000 transition. However, people and resources have been devoted to this important review.

Year 2000 issues, real or perceived, may also adversely affect stock prices. The Manager intends to review SEC filings and other Year 2000 readiness information from companies in which the Fund may invest significantly, as well as readiness information from other sources. The Manager and the Fund have no reason to believe that such measures will not be sufficient to avoid a material adverse effect on the Fund's investments, although there can be no assurance that they will be.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value", or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income.

Participants in variable annuity contracts, variable life insurance policies, and qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from these investment vehicles are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 591/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------

          NAV (NET ASSET VALU) IS COMPUTED BY ADDING
   TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILI-
  TIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                             ITS OUTSTANDING SHARES.

--------------------------------------------------------------------------------

PURCHASING AND REDEEMING FUND SHARES

The Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans. An individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within 7 days after it accepts a redemption request.

The Fund may redeem some shares "in kind", which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights for the years ended December 31, 1990 through 1998 have been audited by Arthur Andersen LLP, the Fund's independent public accountants. The financial highlights, with the exception of the total return information, for the period ended December 31, 1989 have been audited by other independent accountants, who have expressed an unqualified opinion thereon. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
ALGER AMERICAN BALANCED PORTFOLIO (I)

For a share outstanding throughout the period

                                                                 Year Ended December 31,
-------------------------------------------------------------------------------------------------------------
                                            1998           1997           1996          1995           1994
                                            -----          -----          -----         -----          -----
Net asset value, beginning of period      $  10.76         $ 9.24        $ 13.64       $ 10.80        $ 11.58
                                          --------       --------       --------      --------       --------
Net investment income (loss)                  0.19           0.17           0.21(iv)      0.33(iv)       0.20
Net realized and unrealized gain (loss)
 on investments                               3.02           1.63           1.01          2.73          (0.70)
                                          --------       --------       --------      --------       --------
Total from investment operations              3.21           1.80           1.22          3.06          (0.50)
                                          --------       --------       --------      --------       --------
Dividends from net investment income         (0.18)         (0.12)         (0.73)        (0.22)         (0.13)
Distributions from net realized gains        (0.81)         (0.16)         (4.89)           --          (0.15)
                                          --------       --------       --------      --------       --------
Total Distributions                          (0.99)         (0.28)         (5.62)        (0.22)         (0.28)
                                          --------       --------       --------      --------       --------
Net asset value, end of period            $  12.98        $ 10.76         $ 9.24       $ 13.64        $ 10.80
                                          ========       ========       ========      ========       ========
Total Return                                31.51%         19.82%         10.17%        28.62%         (4.27%)
                                          ========       ========       ========      ========       ========
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted) $28,208        $16,614        $10,486       $ 3,671        $10,394
                                          ========       ========       ========      ========       ========
 Ratio of expenses to average net assets     0.92%          1.01%          1.14%         1.00%          1.08%
                                          ========       ========       ========      ========       ========
 DECREASE REFLECTED IN ABOVE EXPENSE
  RATIOS DUE TO EXPENSE REIMBURSEMENTS         --             --             --            --             --
                                          ========       ========       ========      ========       ========
 Ratio of net investment income (loss)
  to average net assets                      2.09%          2.14%          2.06%         2.49%          2.30%
                                          ========       ========       ========      ========       ========
 Portfolio Turnover Rate                    94.64%        105.01%         68.66%       113.02%         78.80%
                                          ========       ========       ========      ========       ========


                                                                                                          From
                                                                                                    September 5, 1989
                                                                                                      (commencement
                                                                                                     of operations) to
                                             Year Ended December 31,                                    December 31,
----------------------------------------------------------------------------------------------------------------------
                                               1993           1992           1991          1990           1989(ii)
                                               -----          -----          -----         -----         -------
Net asset value, beginning of period         $  10.77       $  10.02       $  10.01      $  10.04       $  10.00
                                             --------       --------       --------      --------       --------
Net investment income (loss)                     0.15           0.22           0.45          0.66           0.22
Net realized and unrealized gain (loss)
 on investments                                  0.69           0.72           0.01         (0.03)          0.04
                                             --------       --------       --------      --------       --------
Total from investment operations                 0.84           0.94           0.46          0.63           0.26
                                             --------       --------       --------      --------       --------
Dividends from net investment income            (0.03)         (0.19)         (0.45)        (0.66)         (0.22)
Distributions from net realized gains              --             --             --            --             --
                                             --------       --------       --------      --------       --------
Total Distributions                             (0.03)         (0.19)         (0.45)        (0.66)         (0.22)
                                             --------       --------       --------      --------       --------
Net asset value, end of period               $  11.58       $  10.77       $  10.02      $  10.01       $  10.04
                                             ========       ========       ========      ========       ========
Total Return                                    7.79%          9.48%          4.70%         6.53%          2.65%(iii)
                                             ========       ========       ========      ========       ========
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)   $  7,848       $  4,009       $  1,487      $    365       $    131
                                             ========       ========       ========      ========       ========
 Ratio of expenses to average net assets        1.25%          1.25%          1.25%         1.25%          1.25%
                                             ========       ========       ========      ========       ========
 Decrease reflected in above expense
  ratios due to expense reimbursements          0.19%          0.42%          1.37%         4.81%          5.89%
                                             ========       ========       ========      ========       ========
 Ratio of net investment income (loss)
  to average net assets                         2.05%          1.99%          4.22%         6.60%          6.92%
                                             ========       ========       ========      ========       ========
 Portfolio Turnover Rate                       85.46%         15.27%            --        132.55%            --
                                             ========       ========       ========      ========       ========

--------------------------------------------------------------------------------

(i) Prior to October 1, 1992, the Alger American Balanced Portfolio was the Alger American Fixed Income Portfolio.

(ii)  Ratios have been annualized; total return has not been annualized.

(iii) Unaudited.

(iv)  Amount was computed based on average shares outstanding during the period.

FOR FUND INFORMATION:

By telephone: 1-800-992-3863
By mail:      The Alger American Fund
              1 World Trade Center
              Suite 9333
              New York, NY 10048

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries to the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can obtain copies is by visiting the SEC's Public Reference Room or by forwarding your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

THE ALGER AMERICAN FUND
SEC FILE #811-5550